SUPPLEMENT TO
CALVERT TAX-FREE RESERVES
VERMONT MUNICIPAL PORTFOLIO
PROSPECTUS

Prospectus dated April 30, 2006
Date of Supplement: September 27, 2006

The Board of Trustees of each Fund has authorized Fund management (i) to approve the market timing and redemption fee policies of any financial intermediary that distributes shares of any Fund through an omnibus account if such policies are reasonably designed to detect and prevent market timing transactions and (ii) to exempt from Calvert's market timing, redemption fee and redemption fee waiver policies any Fund shares held through a financial intermediary having market timing and redemption fee policies that have been approved by Fund management pursuant to policies adopted by the Board of Trustees.

The second paragraph under "Other Calvert Features / Policies -- Market Timing Policy" on page 19 is deleted and restated as follows:

As stated under "How to Sell Shares" in this prospectus, an omnibus account is exempt from the redemption fee if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are approved by Fund management pursuant to policies adopted by the Fund's Board of Trustees. If a significant percentage of a Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if a Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Funds.

The last two bullet points in the second paragraph under "How to Sell Shares -- Redemption Fee" on page 25 are deleted and restated as follows:

    Exchange or redemption transactions by an account that a Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) implements its own policies and procedures to detect and prevent market timing that are approved by Fund management pursuant to policies adopted by the Fund's Board of Trustees. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

Calvert seeks to identify intermediaries that maintain omnibus accounts and to enter into agreements that require those intermediaries to assess any applicable redemption fee on underlying shareholder accounts. Calvert relies on those intermediaries to properly assess any applicable redemption fee. There are no assurances that Calvert will be successful in identifying all intermediaries that maintain omnibus accounts or that those intermediaries will properly assess any applicable redemption fee.